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                                                                       EXHIBIT 1


                              TXI CAPITAL TRUST I



           ___% Share Preference Unit Redeemable Securities ("SPURS")
                   (Liquidation Preference $50 per Security)
                    fully and unconditionally guaranteed by
                    and convertible into the Common Stock of

                             TEXAS INDUSTRIES, INC.

                             UNDERWRITING AGREEMENT


___________, 1998
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                             UNDERWRITING AGREEMENT

                                                            __________, 1998

SBC Warburg Dillon Read Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated

c/o SBC Warburg Dillon Read Inc.
   535 Madison Avenue
   New York, New York  10022

as Managing Underwriters

Dear Sirs:

                 TXI Capital Trust I (the "Trust"), a statutory business trust created under the Business Trust Act of the State of Delaware (the "Delaware Act") proposes to issue and sell to you and the other underwriters, if any, named in Schedule A (the "Underwriters"), for whom you are acting as Managing Underwriters (the "Managing Underwriters"), an aggregate of ___________ shares (the "Firm Securities") of its ____% Share Preference Unit Redeemable Securities (the "Preferred Securities"). In addition, solely for the purpose of covering overallotments, the Trust proposes to issue and sell, at the Underwriters' option, up to _________ additional shares of the Preferred Securities (the "Additional Securities"). The Additional Securities and the Firm Securities are collectively referred to as the "Securities". The Securities are described in the Prospectus which is referred to below. If you are the only Underwriters, all references herein to the Managing Underwriters shall be deemed to be references to the Underwriters.

                 The Preferred Securities represent preferred beneficial ownership interests in the Trust. Pursuant to the Preferred Securities Guarantee Agreement (the "Guarantee Agreement") to be entered into by Texas Industries, Inc. ("TXI"), a Delaware corporation, and ____________________ as Preferred Guarantee Trustee (the "Preferred Guarantee Trustee") for the benefit of the holders from time to time of the Preferred Securities, the Preferred Securities will be guaranteed (the "Guarantees") by TXI with respect to distributions and amounts





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payable upon liquidation or redemption.  TXI will be the owner of all of the common beneficial ownership interests in the Trust, which will be represented by the common securities (the "Common Securities") of the Trust.

                 Proceeds from the sale of the Preferred Securities to the Underwriters, and from the concurrent sale of the Common Securities to TXI, will be used to purchase $___________ aggregate principal amount of TXI's ____% Convertible Subordinated Debentures due 2028 (the "Debentures"). The Debentures will be issued by TXI pursuant to an Indenture (the "Indenture") to be entered into between TXI and _______________, as Trustee (the "Indenture Trustee"). In view of the fact that TXI will be the owner of all of the Common Securities and that the proceeds from the sale of the Preferred Securities will be used to purchase the Debentures from TXI, TXI has agreed to enter into this Agreement and to make the representations and warranties to the Underwriters herein set forth, and to indemnify the Underwriters and hold them harmless and to contribute to certain amounts payable by the Underwriters, as provided herein, and to pay the expenses of the Trust relating to the offering of the Preferred Securities contemplated by the Registration Statement and the Prospectus (as hereinafter defined).

                 The Preferred Securities and the Common Securities (collectively referred to as the "Trust Securities") may be exchanged at the option of the holder for a principal amount of Debentures equal to the liquidation amount of the Trust Securities so being exchanged. This Agreement, the Indenture, the Debentures, the Trust Agreement (as defined in Section 3(h)) and the Guarantee Agreement are referred to collectively as the "Operative Documents". Copies of the Operative Documents, in substantially final form, have been delivered to each of the Underwriters.

                 The Trust and TXI have filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3, including a prospectus, relating to the Securities, the Debentures, the Guarantees and the shares (the "Conversion Shares") of common stock, par value $1.00 per share (the "Common Stock"), of TXI issuable upon conversion of the Debentures. Such registration statement incorporates by reference documents that TXI has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively called the "Exchange Act"). TXI and the Trust have furnished to you, for use by the Underwriters and by dealers,





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copies of one or more preliminary prospectuses and all documents incorporated by reference therein (each such preliminary prospectus, including the documents incorporated therein by reference, is called a "Preliminary Prospectus") relating to the Securities. Except where the context otherwise requires, the registration statement as in effect at the time of execution of this Agreement or, if the registration statement is not yet effective, as amended when it becomes effective, including all documents filed as a part thereof or incorporated by reference therein, and including any registration statement filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is herein called the "Registration Statement", and the prospectus, including all documents incorporated therein by reference, in the form filed by the Trust and TXI with the Commission pursuant to Rule 424(b) under the Act or, if no such filing is required, in the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus".

          The Trust, TXI and the Underwriters agree as follows:

                 1. Sale and Purchase. On the basis of the representations and warranties and the other terms and conditions herein set forth, the Trust agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Trust the number of Firm Securities set forth opposite the name of such Underwriter on Schedule A, at a purchase price of ____% of the liquidation amount thereof, plus accrued distributions, if any, from ___________, 1998 to the time of purchase (as hereinafter defined). You may release the Firm Securities for public sale promptly after this Agreement becomes effective. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

                 In addition, on the basis of the representations and warranties and the other terms and conditions herein set forth, the Trust hereby grants to the several Underwriters an option to purchase, and the Underwriters shall have the right to purchase, severally and not jointly, from the Trust all or a portion of the Additional Securities as may be necessary to cover overallotments made in connection with the offering of the Firm Securities, at the same purchase price per share to be paid by the several Underwriters to the Trust for the Firm Securities. This option may be exercised in whole or in part from time to time on or





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before the thirtieth day following the date hereof, by written notice to the
Trust. Any such notice shall set forth the aggregate number of Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (any such date and time being herein referred to as an "additional time of purchase"); provided, however, that no additional time of purchase shall occur earlier than the time of purchase (as defined below) nor earlier than the second business day* after the date on which the option shall have been exercised nor later than the eighth business day after the date on which the option shall have been exercised. The number of Additional Securities to be sold to each Underwriter at an additional time of purchase shall be the number which bears the same proportion to the aggregate number of Additional Securities being purchased at such additional time of purchase as the number of Firm Securities set forth opposite the name of such Underwriter on Schedule A bears to the total number of Firm Securities (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

          2. Payment and Delivery. Payment of the purchase price for the Firm Securities shall be made to the Trust by wire transfer, in immediately available funds, against delivery of the certificates for the Firm Securities to you for the respective accounts of the Underwriters, at the office of SBC Warburg Dillon Read Inc. in New York City. Such payment and delivery shall be made at 9:30 A.M., New York City time, on ________________, 1998 (unless another date not later than ________________, 1998 shall be agreed to by you and the Trust or unless postponed in accordance with the provisions of Section
8). The time at which such payment and delivery are actually made is called the "time of purchase". Certificates for the Firm Securities shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Securities by you, the Trust agrees to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

                 Payment of the purchase price for the Additional Securities shall be made at the additional time of purchase in the same manner as the payment for the Firm Securities.





---------------

* As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.

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Certificates for the Additional Securities shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Securities by you, the Trust agrees to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

                 3. Representations and Warranties of the Trust and TXI. The Trust and TXI, jointly and severally, represent and warrant to each of the Underwriters that:

                 (a) Each Preliminary Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act; when the Registration Statement becomes or became effective and at all times subsequent thereto up to the time of purchase and the additional time of purchase, the Registration Statement and the Prospectus, and any supplements or amendments thereto, complied and will comply in all material respects with the provisions of the Act; and the Registration Statement at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that neither the Trust nor TXI makes any representation or warranty with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Trust expressly for use in the Registration Statement or the Prospectus and set forth in the section of the Registration Statement and the Prospectus entitled "Underwriting"; the documents incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act, and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.





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                 (b)      As of the date of this Agreement, TXI has an
         authorized consolidated capitalization as set forth under the column entitled "February 28,1998 Actual" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase, the authorized consolidated capitalization of TXI will be as set forth under the column entitled "February 28, 1998 As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock of TXI have been duly authorized and validly issued and are fully paid and nonassessable and are free of statutory and contractual preemptive rights.

                 (c) As of the date of this Agreement, the Trust has an authorized capitalization of (A) ____________ Common Securities, none of which are issued or outstanding, and (ii) _____________ Preferred Securities, none of which are issued or outstanding. As of the time of purchase, the authorized consolidated capitalization of the Trust will be (A) ____________ Common Securities, all of which will be issued or outstanding and owned by TXI, and (ii) ___________ Preferred Securities, all of which are issued and outstanding.

                 (d) TXI has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority to (i) own its properties and conduct its business as described in the Registration Statement and the Prospectus and (ii) execute and deliver this Agreement and the other Operative Documents and (A) to issue, sell and deliver the Debentures as contemplated herein and in the Indenture, (B) to issue the Guarantees as contemplated herein and in the Guarantee Agreement and (C) to issue the Conversion Shares upon conversion of the Debentures pursuant to the Indenture.

                 (e) The Trust has been duly organized and is validly existing as a business trust in good standing under the Delaware Act with full power and authority to (i) own its assets and conduct its business as described in the Registration Statement and the Prospectus and (ii) execute and deliver this Agreement and the other Operative Documents and to issue, sell and deliver the Common Securities and the Preferred Securities as contemplated herein and in the Trust Agreement. All filings required under the laws of the State of Delaware with respect to the valid existence of the Trust as a business trust have been made. Prior to the date





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         hereof, the Trust has conducted no business, and will conduct no business other than the transactions contemplated by this Agreement and as contemplated by the Registration Statement and the Prospectus.

                 (f) All of the issued and outstanding shares of capital stock of each of the subsidiaries of TXI and all of the outstanding partnership interests of each partnership operated by TXI (collectively referred to as the "Subsidiaries") are owned directly or indirectly by TXI; all of such shares have been duly authorized and validly issued and are fully paid and (except for general partnership interests and beneficial interests in trusts) nonassessable and, except as described in the Prospectus, are owned free and clear of any pledge, lien, encumbrance, security interest or other claim; there are no outstanding rights, subscriptions, warrants, calls, preemptive rights, options or other agreements of any kind with respect to the capital stock of any of the Subsidiaries. For purposes of this
         Section 3(f) and the definition of "Subsidiaries", the Trust will not be deemed to be a Subsidiary.

                 (g) Each of the Subsidiaries has been duly formed and is validly existing as a corporation, partnership or trust, as the case may be, in good standing under the laws of its respective jurisdiction of incorporation or organization, with full power and authority to own its respective properties and to conduct its respective businesses.

                 (h) Each of TXI and each of the Subsidiaries is duly qualified or licensed by and is in good standing in each jurisdiction in which it owns or leases property or conducts its business and in each other jurisdiction in which the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of TXI and the Subsidiaries taken as a whole; each of TXI and each of the Subsidiaries is in compliance in all material respects with the laws, orders, rules, regulations and directives applicable to TXI or any of its Subsidiaries issued or administered by each such jurisdiction. The Trust is not required to be qualified or licensed by or in good standing in, any jurisdiction other than the State of Delaware.

                 (i) Neither TXI nor any of the Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time or both would constitute a breach of, or default under), its charter or bylaws, or in





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         the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement, material supply agreement or other agreement or instrument to which TXI or any of the Subsidiaries is a party or by which any of them may be bound or affected, except for such breach or default as would not have a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of TXI and the Subsidiaries taken as a whole. The execution, delivery and performance of this Agreement and the other Operative Documents, the issuance and sale of the Securities and the Debentures and the application of the net proceeds thereof as described in the Prospectus, the issuance of the Guarantees, the issuance of the Conversion Shares upon conversion of the Debentures and the consummation of the transactions contemplated hereby and by the other Operative Documents will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of, or default under), the charter or bylaws of TXI or any of the Subsidiaries or under any provision of any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement, material supply agreement or other agreement or instrument to which TXI or any of the Subsidiaries is a party or by which any of them or their properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to TXI or any of the Subsidiaries.

                 (j) The Trust is not a party to or bound by any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement, material supply agreement or other agreement or instrument other than this Agreement. The Trust has no liabilities or obligations other than those arising out of the transactions described in the Registration Statement and the Prospectus and the agreements and instruments contemplated by the Trust Agreement and described in the Registration Statement and the Prospectus. The Trust is not a party to or subject to any action, suit or proceeding of any nature. The Trust is not in breach of, or in default under (nor has any event occurred which with notice, lapse of time or both would constitute a breach of, or default under), the Amended and Restated Trust Agreement (the "Trust Agreement") among TXI,____________ , as Property Trustee (the "Property Trustee"), First Chicago Delaware Inc., as Delaware Trustee (the "Delaware Trustee") and the Administrative Trustees named therein (the "Administrative





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         Trustees").  The execution, delivery and performance of this Agreement and the other Operative Documents, the issuance and sale of the Securities, the application of the net proceeds thereof as described in the Prospectus and the consummation of the transactions contemplated hereby and by the other Operative Documents will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of, or default under), the Trust Agreement or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Trust.

                 (k) The Firm Securities and the Additional Securities, when issued and delivered to and paid for by the Underwriters as contemplated hereby, will be duly authorized and validly issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, preemptive right or other claim. The Debentures, when issued and delivered to and paid for by the Trust as contemplated by the Operative Documents, will have been duly authorized and validly issued and will constitute legal, valid and binding obligations of TXI entitled to the benefits of the Indenture and enforceable against TXI in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity. The Conversion Shares issuable upon conversion of the Debentures have been duly authorized and validly reserved for issuance upon conversion of the Debentures and, when issued upon conversion of the Debentures as contemplated by the Indenture, will have been validly issued and will be fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, preemptive right or other claim. The Guarantees, when issued by TXI as contemplated by the Operative Documents, will have been duly authorized and validly issued and will constitute legal, valid and binding obligations of TXI enforceable against TXI in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity.

                 (l) This Agreement has been duly authorized, executed and delivered by the Trust and TXI.





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                 (m)      The Trust Agreement has been duly authorized by TXI
         and, when executed and delivered by TXI, the Property Trustee, the Delaware Trustee and the Administrative Trustees, will constitute the legal, valid and binding obligation of TXI enforceable against TXI in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity. Each of the Administrative Trustees is an employee of TXI and has been duly authorized by TXI to serve in such capacity and to execute and deliver the Trust Agreement.

                 (n) The Indenture has been duly authorized by TXI and, when executed and delivered by TXI and the Indenture Trustee, will constitute the legal, valid and binding obligation of TXI enforceable against TXI in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity.

                 (o) The Guarantee Agreement has been duly authorized by TXI and, when executed and delivered by TXI, will constitute the legal, valid and binding obligation of TXI enforceable against TXI in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity.

                 (p) The Securities, the Debentures, the Guarantees and the capital stock of TXI conforms in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. The certificates for the Securities and the Debentures are in due and proper form, and the holders of the Securities after making payment therefor will not be subject to personal liability by reason of being such holders.

                 (q) The Trust Agreement, the Indenture and the Guarantee Agreement conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                 (r) No approval, authorization, consent or order of or filing with any federal, state, local or foreign





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         governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Securities or the Debentures, the issuance of the Guarantees or the issuance of the Conversion Shares upon conversion of the Debentures as contemplated hereby and by the other Operative Documents, other than registration of the Securities and the Debentures under the Act, qualification of the Trust Agreement and the Guarantee Agreement as indentures under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act'), clearance of the offering of the Securities with the National Association of Securities Dealers, Inc. (the "NASD") and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters.

                 (s) No person has the right, contractual or otherwise, to cause the Trust or TXI to issue to it, or register pursuant to the Act, any securities of the Trust or TXI in consequence of the issue and sale of the Securities to the Underwriters hereunder or the issuance of the Debentures to the Trust.

                 (t) Ernst & Young LLP, whose reports on the consolidated financial statements of TXI and the Subsidiaries are included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants with respect to the Trust and TXI as required by the Act and the applicable published rules and regulations thereunder.

                 (u) All legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

                 (v) There is no action, suit or proceeding pending or threatened against TXI or any of the Subsidiaries or any of their properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency that could result in a judgment, decree or order having a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of TXI and the Subsidiaries taken as a whole.

                 (x) The audited and unaudited financial statements included in the Registration Statement and the Prospectus





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         present fairly the consolidated financial condition of TXI and the
         Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of TXI and the Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

                 (y) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or the Prospectus, there has not been: (i) any material adverse change in the properties, assets, operations, business, business prospects or condition (financial or other), present or prospective, of TXI and the Subsidiaries taken as a whole or of the Trust; (ii) any transaction, that is material to TXI and the Subsidiaries taken as a whole or the Trust, contemplated or entered into by TXI or any of the Subsidiaries or the Trust; or (iii) any obligation, contingent or otherwise, directly or indirectly incurred by TXI or any of the Subsidiaries or the Trust that is material to TXI and the Subsidiaries taken as a whole or the Trust.

                 (z) TXI has obtained the agreement of the shareholders listed on Schedule B not to offer, sell, contract to sell, transfer or otherwise encumber or dispose of, directly or indirectly, any shares of Common Stock, or securities convertible into or exchangeable for Common Stock, for a period of 90 days from the date of the Prospectus without the prior written consent of SBC Warburg Dillon Read Inc.

                 (aa) Neither TXI nor any of the Subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of TXI and the Subsidiaries taken as a whole.





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                 (bb)     TXI and each of the Subsidiaries has such permits,
         licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including without limitation under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business; TXI and each of the Subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to TXI's or any of the Subsidiaries' ability to operate their business in the manner described in the Prospectus.

                 (cc) In the ordinary course of its business, TXI conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of TXI and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including without limitation any capital or operating expenditure required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, TXI reasonably has concluded that such associated costs and liabilities, singly or in the aggregate, would not have a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of TXI and the Subsidiaries taken as a whole.

                 (dd) Neither TXI nor any of the Subsidiaries, nor any employee of TXI or any of the Subsidiaries, has made any payment of funds of TXI or any of the Subsidiaries prohibited by law, and no funds of TXI or any of the Subsidiaries have been set aside to be used for any payment prohibited by law.

                 (ee) TXI and the Subsidiaries have filed all federal or state income or franchise tax returns required to be filed and have paid all taxes shown thereon as due, and there is no material tax deficiency which has been or might be asserted against TXI or any of the Subsidiaries; all material tax liabilities are adequately provided for on the books of TXI and the Subsidiaries.

                 (ff) TXI and the Subsidiaries have good title to all properties and assets owned or leased by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects (except such as are described or referred to in the Prospectus and the financial statements and the notes thereto contained therein or such as do not interfere with the use made and proposed to be made of such property by TXI and the Subsidiaries).

                 (gg) None of the Trust, TXI or any of the Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is subject to regulation under such Act.

                 4. Certain Covenants of the Trust and TXI. The Trust and TXI hereby agree as follows:

                 (a) The Trust and TXI will furnish such information as may be required and otherwise will cooperate in qualifying the Securities, the Debentures, the Guarantees and the Conversion Shares for offering and sale under the securities or blue sky laws of such states as you may designate and will maintain such qualifications in effect as long as required for the distribution of the Securities, the Debentures, the Guarantees and the Conversion Shares, provided that neither the Trust nor TXI will be required to qualify as a foreign corporation or trust or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Securities, the Debentures, the Guarantees and the Conversion Shares). The Trust and TXI promptly will advise you of the receipt by the Trust or TXI of any notification with respect to the suspension of the qualification of the Securities, the Debentures, the Guarantees or the Conversion Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and will use their best efforts to obtain the withdrawal of any order of suspension at the earliest practicable moment.

                 (b) The Trust and TXI will make available to you in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Trust or TXI shall have made any amendment or supplement thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act.

                 (c) The Trust and TXI will advise you promptly and if requested by you will confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act, if required under the Act (which the Trust and TXI agree to file in a timely manner under such Rule).

                 (d) The Trust and TXI will advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, will use their best efforts to obtain the lifting or removal of such order as soon as possible. The Trust and TXI will advise you promptly of any proposal to amend or supplement the Registration Statement or the Prospectus, including by filing any document that would be incorporated therein by reference, and will file no such amendment or supplement to which you shall object in writing.

                 (e) The Trust and TXI will furnish to you for a period of three years from the date of this Agreement (i) copies of all reports or other communications that the Trust or TXI shall send to their respective securityholders or from time to time shall publish or publicly disseminate and (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, and any other document filed by the Trust or TXI pursuant to Section 12, 13, 14 or 15(d) of the Exchange Act.

                 (f) The Trust and TXI will advise the Underwriters promptly of the happening of any event known to the Trust or TXI within the time during which a prospectus relating to the Securities, the Debentures, the Guarantees or the Conversion Shares is required to be delivered under the Act that, in the reasonable judgment of the Trust or TXI, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus, as then supplemented, would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading and, during such time, promptly will prepare and furnish, at TXI's expense, to the Underwriters such amendments or supplements to such Prospectus as may be necessary to reflect any such change in such quantities as requested by the Underwriters, and to furnish to you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission.

                 (g) The Trust and TXI will make generally available to their respective securityholders, and will deliver to you, an earnings statement of TXI (which need not be audited and which will satisfy the provisions of Section 11(a) of the Act including, at the option of TXI, Rule 158) covering a period of 12 months beginning after the effective date of the Registration Statement but ending not later than 15 months after the date of the Registration Statement, as soon as is reasonably practicable after the termination of such 12-month period.

                 (h) The Trust and TXI will furnish to you four signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters.

                 (i) The Trust and TXI will furnish to you as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of TXI and the Subsidiaries that have been read by TXI's independent certified public accountants as stated in their letter to be furnished pursuant to Section 6(b).

                 (j) The Trust and TXI will apply the net proceeds from the sale of the Securities and the Debentures in the manner set forth under the caption "Use of Proceeds" in the Registration Statement and the Prospectus.

                 (k) The Trust and TXI will use their best efforts to cause the Securities to be included in the New York Stock Exchange.

                 (l) Whether or not the transactions contemplated in this Agreement and the other Operative Documents are consummated or this Agreement otherwise becomes effective or is terminated, TXI will pay all expenses, fees and taxes (other than (x) any transfer taxes and (y) fees and disbursements of your counsel except as set forth under Section 5 and clauses (iii) and (iv) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus and any amendment or supplement thereto, and the printing and furnishing of copies of each thereof to you and to dealers (including costs of mailing and shipment), (ii) the issuance, sale and delivery of the Securities, the Debentures, the Guarantees and the Conversion Shares,
         (iii) the word processing or printing of this Agreement, the other Operative Documents and any dealer agreements, and the reproduction or printing and furnishing of copies of each thereof to you and to dealers (including costs of mailing and shipment), (iv) the qualification of the Securities, the Debentures, the Guarantees and the Conversion Shares or offering and sale under state laws as aforesaid (including legal fees and filing fees and other disbursements of your counsel) and the printing and furnishing of copies of any blue sky surveys to you and to dealers, (v) any listing of the Securities on any securities exchange or qualification of the Securities for inclusion in the New York Stock Exchange and any registration of the Securities, the Debentures, the Guarantees and the Conversion Shares under the Exchange Act, (vi) any filing for review of the public offering of the Securities by the NASD, (vii) any fees payable to rating agencies with respect to the Trust Securities or the Debentures and (viii) the performance of the Trust's and TXI's other obligations hereunder.

                 (m) TXI will not sell, contract to sell, transfer or otherwise encumber or dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Securities and the sale of the Debentures pursuant to this Agreement and the Indenture for a period commencing on the date hereof and continuing for 90 days after the date of the Prospectus, without the prior written consent of SBC Warburg Dillon Read Inc., except for (i) issuance of shares of Common Stock upon the exercise of outstanding options, (ii) grant of options to purchase Common Stock pursuant to TXI's existing employee stock option plans and (iii) issuance of shares of Common Stock in a private transaction in connection with the acquisition by TXI of a business or assets so long as the recipient of such shares of Common Stock agrees to comply with the provisions of this Section 4(m).

                 (n) The Trust and TXI will refrain from investing the proceeds from the sale of the Securities in a manner that would cause the Trust or TXI or any of the Subsidiaries to become an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (o) TXI will take all such action as may be required, so long as any of the Debentures remain outstanding, to maintain a sufficient number of authorized shares of Common Stock reserved for issuance upon conversion of such debentures.

                 5. Reimbursement of Underwriters' Expenses. If the Firm Securities or the Additional Securities are not delivered pursuant to this Agreement for any reason, other than the failure of the Underwriters to purchase the Firm Securities or the Additional Securities as provided herein (unless such failure is permitted under the provisions of Section 6 or Section 7(b) of this Agreement), TXI will reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

                 6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Trust and TXI on the date hereof and at the time of purchase (and the several obligations of the Underwriters at any additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Trust and TXI on the date hereof and at the time of purchase and at such additional time of purchase, as the case may be), the performance by the Trust and TXI of their obligations hereunder and to the following conditions:

                  (a) The Trust and TXI shall furnish to you at the time of purchase and at such additional time of purchase, as the case may be, an opinion of Locke Purnell Rain Harrell (A Professional Corporation), counsel for the Trust and TXI, addressed to the Underwriters and dated the time of purchase or such additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and scope satisfactory to Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, stating that:

                         (i) TXI has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority
                  (A) to own its properties and conduct its business as described in the Registration Statement and the Prospectus and (B) to execute and deliver this Agreement and the other Operative Documents and (A) to issue, sell and deliver the Debentures as contemplated herein and in the Indenture, (B) to issue the Guarantees as contemplated herein and in the Guarantee Agreement and (C) to issue the Conversion Shares upon conversion of the Debentures pursuant to the Indenture;

                 (ii)     each of ________, _________ and _______ (the
         "Material Subsidiaries") has been duly formed and is validly existing as a corporation, partnership or trust, as the case may be, in good standing under the laws of the state in which such Material Subsidiary is incorporated or organized, with full power and authority to own its properties and to conduct its business as described in the Registration Statement and the Prospectus;

                 (iii) all of the issued and outstanding shares of capital stock of each Material Subsidiary have been duly authorized and validly issued and are fully paid and (except for general partnership interests and beneficial interests in trusts) nonassessable and, except as set forth in the Prospectus, are owned, directly or indirectly, by TXI, to the knowledge of such counsel, free and clear of any pledge, lien, encumbrance, security interest, preemptive right or other claim, and to the knowledge of such counsel there are no rights, warrants, options or other agreements to acquire or instruments convertible into or exchangeable for any shares of capital stock or other equity interest of any Material Subsidiary, except as set forth in the Prospectus;

                 (iv) this Agreement has been duly authorized, executed and delivered by the Trust and TXI;

                 (v) (a) the Securities, when issued and delivered to and paid for by the Underwriters, will be duly authorized, validly issued, fully paid and nonassessable, and will be free of any pledge, lien, encumbrance, claim or preemptive right; and (b) the certificates for the Securities are in due and proper form and the holders of the Securities will not be subject to personal liability by reason of being such holders; the Debentures, when issued and delivered to and paid for by the Trust as contemplated by the Operative Documents, will have been duly authorized and validly issued and will constitute legal, valid and binding obligations of TXI entitled to the benefits of the Indenture and enforceable against TXI in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity; the Conversion Shares issuable upon conversion of the Debentures have been duly authorized and validly reserved for issuance upon conversion of the Debentures and, when issued upon conversion of the Debentures as contemplated by the Indenture, will have been validly issued and will be fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, preemptive right or other claim; the Guarantees, when issued by TXI as contemplated by the Operative Documents, will have been duly authorized and validly issued and will constitute legal, valid and binding obligations of TXI enforceable against TXI in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity.

                 (vi) the outstanding shares of capital stock of TXI have been duly authorized and validly issued and are fully paid, nonassessable and free of statutory and, to the knowledge of such counsel, contractual preemptive rights;

                 (vii) the Securities, the Debentures, the Guarantees and the capital stock of TXI conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus;

                 (viii) the Indenture has been duly authorized by TXI and, when executed and delivered by TXI and the Indenture Trustee, will constitute the legal, valid and binding obligation of TXI enforceable against TXI in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity;

                 (ix) the Guarantee Agreement has been duly authorized by TXI and, when executed and delivered by TXI, will constitute the legal, valid and binding obligation of TXI enforceable against TXI in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity;

                 (x) the Trust Agreement has been duly authorized by TXI and, when executed and delivered by TXI, the Property Trustee, the Delaware Trustee and the Administrative Trustees, will constitute the legal, valid and binding obligation of TXI enforceable against TXI in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity;

                 (xi) the Trust Agreement, the Indenture and the Guarantee Agreement conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus;

                 (xii) the Registration Statement and the Prospectus (except as to the financial statements and schedules and financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

                 (xiii) the Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act;

                 (xiv) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance or sale of the Securities or the Debentures, the issuance of the Guarantees or the issuance of the Conversion Shares upon conversion of the Debentures as contemplated hereby and by the other

         Operative Documents, other than registration of the Securities and the Debentures under the Act, qualification of the Trust Agreement and the Guarantee Agreement as indentures under the Trust Indenture Act under the Act (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters, the clearance of the offering with the NASD or any foreign securities laws);

                 (xv) the execution, delivery and performance of this Agreement and the other Operative Documents by TXI, the issuance and sale of the Debentures and the application of the net proceeds thereof as described in the Prospectus, the issuance of the Guarantees, the issuance of the Conversion Shares upon conversion of the Debentures and the consummation of the transactions contemplated hereby and by the other Operative Documents do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of or default under), the charter or bylaws of TXI or any of the Subsidiaries, or any provision of any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which TXI or any of the Subsidiaries is a party or by which TXI or any of the Subsidiaries or their properties are bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to TXI or any of the Subsidiaries;

                 (xvi) the execution, delivery and performance of this Agreement and the other Operative Documents by the Trust, the issuance and sale of the Securities, the application of the net proceeds thereof as described in the Prospectus and the consummation of the transactions contemplated hereby and by the other Operative Documents do not and will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of, or default under), the Trust Agreement or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Trust.

                 (xvii) the statements in the Registration Statement and the Prospectus under the captions "Risk Factors -- Status of Certain Tariffs" and "Impact of Environmental Laws", and in TXI's Quarterly Report on Form 10-Q for the period ended February 28, 1998 under the captions "Shareholders' Equity" and "Stock Option Plans", insofar as they are descriptions of laws, regulations and rules, of legal and governmental proceedings or of contracts, agreements, leases and other legal documents, or refer to statements of law or legal conclusions, have been reviewed by such counsel and are accurate in all material respects;

                 (xviii) the statements in the Registration Statement and the Prospectus under the caption "Certain Federal Income Tax
         Consequences", insofar as they are descriptions of provisions of the Internal Revenue Code and the treasury regulations published thereunder, have been reviewed by such counsel and are accurate in all material respects; the Debentures should be treated as debt for federal income tax purposes; and the Trust will be treated as a grantor trust for federal income tax purposes;

                 (xix) none of the Trust, TXI of any of the Subsidiaries is an "investment company" or a person "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended; and

                 (xx) nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

                  (b) The Trust and TXI shall furnish to you at the time of purchase and at such additional time of purchase, as the case may be, an opinion of Robert C. Moore, Esq., General Counsel of TXI, addressed to the Underwriters and dated the time of purchase or such additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, stating that:

                         (i)      each of _________, _______ and ________ (the
                  "Other Subsidiaries") has been duly formed and is validly existing as a corporation, partnership or trust, as the case may be, in good standing under the laws of the state in which such Other Subsidiary is incorporated or organized, with full power and authority to own its properties and to conduct its business as described in the Registration Statement and the Prospectus;

                         (ii) each of TXI and each of the Subsidiaries is duly qualified or licensed to do business by and is in good standing as a foreign corporation in each jurisdiction in which it conducts business or owns property and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of TXI and the Subsidiaries taken as a whole;

                         (iii) all of the issued and outstanding shares of capital stock of each Other Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and, except as set forth in the Prospectus, are owned, directly or indirectly, by TXI free and clear of any pledge, lien, encumbrance, security interest, preemptive right or other claim, and there are no rights, warrants, options or other agreements to acquire or instruments convertible into or exchangeable for any shares of capital stock or other equity interest of any Other Subsidiary, except as set forth in the Prospectus;

                         (iv) the Trust Agreement has been duly authorized by TXI and, when executed and delivered by TXI, the Property Trustee, the Delaware Trustee and the Administrative Trustees, will constitute the legal, valid and binding obligation of TXI enforceable against TXI in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity. Each of the Administrative Trustees is an employee of TXI and has been duly authorized by TXI to serve in such capacity and to execute and deliver the Trust Agreement.

                         (iv) TXI has an authorized capitalization as set forth under the heading "Capitalization" in the Registration Statement and the Prospectus;

                         (v) to the best of such counsel's knowledge, neither TXI nor any of the Subsidiaries is in breach of or in default under (nor has any event occurred which with notice, lapse of time or both would constitute a breach of or default under) any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement or any other agreement or instrument to which TXI or any of the Subsidiaries is a party or by which TXI or any of the Subsidiaries or their properties are bound or affected or under any law, regulation or rule or any decree, judgment or order applicable to TXI or any of the Subsidiaries, except for such matters as could not, individually or in the aggregate, have a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of TXI and the Subsidiaries taken as a whole;

                         (vi) to the best of such counsel's knowledge, after due inquiry, neither TXI nor any of the Subsidiaries has violated any Environmental Laws, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of TXI and the Subsidiaries taken as a whole;

                         (vii) TXI and each of the Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including without limitation under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus; to the best of such counsel's knowledge, after due inquiry, TXI and each of the Subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to TXI or any of the Subsidiaries;

                         (viii) except as described in the Registration Statement and the Prospectus, there are no actions, suits or proceedings of which such counsel has knowledge pending or threatened against TXI or any of the Subsidiaries, or any of their respective properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency that individually or in the aggregate could result in a judgment, decree or order having a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of TXI and the Subsidiaries taken as a whole;

                         (ix) the documents incorporated by reference in the Registration Statement and Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), complied as to form in all material respects with the Exchange Act (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion); and

                         (x) to the best of such counsel's knowledge, no person has the right, contractual or otherwise, to cause the Trust or TXI to issue to it, or register pursuant to the Act, any securities of the Trust or TXI in consequence of the issue and sale of the

                  Securities to the Underwriters hereunder or the issuance of the Debentures to the Trust.

                         (xi) all contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed.

                  (c) The Trust and TXI shall furnish to you at the time of purchase and at such additional time of purchase, as the case may be, an opinion of Morris, Nichols, Arsht & Tunnell, special Delaware counsel for the Trust, addressed to the Underwriters and dated the time of purchase or such additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and scope satisfactory to Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, stating that:

                         (i)      the Trust has an authorized capitalization of
                  (A) ____________ Common Securities, all of which will be issued or outstanding and owned by TXI, and (ii) ___________ Preferred Securities, all of which are issued and outstanding;

                         (ii) the Trust has been duly organized and is validly existing as a business trust in good standing under the Delaware Act with full power and authority to (i) own its assets and conduct its business as described in the Registration Statement and the Prospectus and (ii) execute and deliver this Agreement and the other Operative Documents and to issue, sell and deliver the Common Securities and the Preferred Securities as contemplated herein and in the Trust Agreement; all filings required under the laws of the State of Delaware with respect to the valid existence of the Trust as a business trust have been made;

                         (iii) the Securities, when issued and delivered to and paid for by the Underwriters as contemplated hereby, will be duly authorized and validly issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, preemptive right or other claim; the holders of the Trust Securities will be entitled to the same limitation of personal liability extended to holders of common stock of private for profit corporations organized under the General Corporation Law of the State of Delaware;

                         (iv) assuming that the Trust derives no income from or in connection with sources with the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the secretary of State of the State of Delaware) or employees in the State of Delaware, the holders of the Trust Securities (other than those holders domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware;

                         (v) this Agreement has been duly authorized, executed and delivered by the Trust; and

                         (vi) the execution, delivery and performance by the Trust of this Agreement and the other Operative Documents, the issuance and sale of the Securities, the application of the net proceeds thereof by the Trust as described in the Prospectus and the consummation by the Trust of the transactions contemplated hereby and by the other Operative Documents will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of, or default under), the Trust Agreement or under any law, regulation or rule of the State of Delaware applicable to the Trust.

                 (d) You shall have received from Ernst & Young LLP letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in form and substance satisfactory to you.

                 (e) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, opinions from Gibson, Dunn & Crutcher LLP in form and substance satisfactory to you.

                 (f) No amendment or supplement to the Registration Statement or the Prospectus, including documents deemed to be incorporated by reference therein, shall be filed prior to the time the Registration Statement becomes effective to which you shall have objected in writing.

                 (g) The Registration Statement shall become effective at or before 5:00 P.M., New York City time, on the date of this Agreement and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:00 P.M., New York City time, on the second full business day after the date of this Agreement; provided, however, that the Trust and TXI and you and any group of Underwriters, including you, who have agreed hereunder to purchase in the aggregate at least 50% of the Firm Securities from time to time may agree in writing or by telephone, confirmed in writing, on a later date.

                 (h) Prior to the time of purchase or the additional time of purchase, as the case may be: (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (i) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, there has not been: (i) any material and adverse change, present or prospective, in the properties, assets, operations, business, business prospects or condition (financial or other) of TXI and the Subsidiaries taken as a whole or the Trust, other than as described in the Registration Statement and the Prospectus; (ii) any transaction that is material to TXI and the Subsidiaries taken as a whole or the Trust contemplated or entered into by TXI or any of the Subsidiaries or the Trust, other than as described in the Registration Statement and the Prospectus; or (iii) any obligation, contingent or otherwise, directly or indirectly, incurred by TXI or any of the Subsidiaries or the Trust that is material to TXI and the Subsidiaries taken as a whole or the Trust, other than as described in the Registration Statement, the Prospectus and the documents incorporated by reference therein.

                 (j) TXI, at the time of purchase or additional time of purchase, as the case may be, will deliver to you a certificate of two of its executive officers to the effect that the representations and warranties of TXI and the Trust set forth in this Agreement are true and correct as of each such date and the conditions set forth in
         Section 6(g) and Section 6(h) have been met.

                 (k) You shall have received a signed letter, dated the date of this Agreement, from each of the shareholders listed in Schedule B to the effect that such persons shall not offer, sell, contract to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 90 days from the date of the Prospectus without the prior written consent of SBC Warburg Dillon Read Inc.

                 (l) TXI shall have furnished to you such other documents and certificates as you reasonably may request.

                 (m) The Trust and TXI shall have performed such of their obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase and at or before the additional time of purchase, as the case may be.

                 (n) The Securities shall have been approved for listing on the New York Stock Exchange subject top official notice of issuance.

                 7.       Effective Date of Agreement; Termination.

                 (a) This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or
         (ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

                 (b) The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Securities if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Securities, the additional time of purchase, as the case may be, trading in securities on the New York Stock

         Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in, any U.S. or international financial market which, in each case, in your judgment or in the judgment of such group of Underwriters, makes it impracticable to market the Securities. If you or any group of Underwriters elect to terminate this Agreement as provided in this
         Section 7(b), the Trust, TXI and each other Underwriter shall be notified promptly by letter or telegram.

                 (c) If any Underwriter shall default in its obligation to take up and pay for the Firm Securities to be purchased by it hereunder and if the number of Firm Securities which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Securities, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate principal amount of Firm Securities they are obligated to purchase pursuant to Section 1) the number of Firm Securities agreed to be purchased by all such defaulting Underwriters as hereinafter provided. Such Securities shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Securities set opposite the names of such non-defaulting Underwriters in Schedule A.

                 (d) If any Underwriter shall default in its obligation to take up and pay for the Firm Securities to be purchased by it hereunder and if the number of Firm Securities which all Underwriters so defaulting shall have agreed but failed to take up and pay for exceeds 10% of the total number of Firm Securities, and arrangements satisfactory to you, the Trust and TXI are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter.

                 (e) Without relieving any defaulting Underwriter from its obligations hereunder, the Trust and TXI agree with the non-defaulting Underwriters that the Trust will not sell any Firm Securities hereunder unless all of the Firm Securities are purchased by the Underwriters (or by substituted underwriters selected by you with the approval of the Trust and TXI or selected by the Trust and TXI with your approval pursuant to Section 7(d)). If a new Underwriter or Underwriters are substituted for a defaulting Underwriter or Underwriters in accordance with Section 7(d), the Trust and TXI or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary change in the Registration Statement and the Prospectus and other documents may be effected. The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 7 with like effect as if such substituted Underwriter had originally been named in Schedule A.

                 (f) If the purchase of the Securities by the Underwriters, as contemplated by this Agreement, is not consummated for any reason permitted under this Agreement or if such purchase is not consummated because the Trust and TXI shall be unable to comply with any of the terms of this Agreement, the Trust and TXI shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(l), 5 and 8), and the Underwriters shall be under no obligation or liability to the Trust or TXI under this Agreement (except to the extent provided in Section 8).

                 8.       Indemnity by the Trust and TXI and the
                 Underwriters.

                 (a) The Trust and TXI, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter, each person that controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each Underwriter's agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling person (collectively, the "Underwriter indemnified parties") from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) which, jointly or severally, any Underwriter indemnified party may incur as they are incurred (and regardless of whether such Underwriter indemnified party is a party to the litigation, if any) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the Securities or the Prospectus or any Preliminary Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information with respect to any Underwriter furnished in writing by any Underwriter through you to the Trust and TXI expressly for use therein with reference to such Underwriter. This indemnity agreement will be in addition to any liability the Trust or TXI otherwise may have.

                 (b) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Underwriter indemnified party, with respect to which indemnity may be sought against the Trust or TXI pursuant to this Section 8, such Underwriter indemnified party shall promptly notify the Trust and TXI in writing, and the Trust and TXI shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Underwriter indemnified party and payment of all fees and expenses; provided that the omission so to notify the Trust or TXI shall not relieve it from any liability that it may have to any Underwriter indemnified party under this Section 8, unless the failure to give such notice materially prejudices the Trust's or TXI's ability to defend such action or proceeding. An Underwriter indemnified party shall have the right to employ separate counsel in any such action or proceeding and to assume the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter indemnified party unless (i) the employment of such counsel has been authorized in writing by the Trust or TXI, (ii) the Trust or TXI has failed promptly to assume the defense and employ counsel satisfactory to the Underwriter indemnified party or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Underwriter indemnified party and the Trust and TXI and such Underwriter indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it that are different from or additional to those available to the Trust or TXI (in which case neither the Trust nor TXI shall not have the right to assume the defense of such action on behalf of such Underwriter indemnified party), in any of which events such fees and expenses shall be borne by the Trust and TXI and reimbursed as they are incurred. It is understood, however, that the Trust and TXI shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriter indemnified parties, which firm shall be designated in writing by SBC Warburg Dillon Read Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Trust and TXI shall not be liable for any settlement of any such action effected without the written consent of the Trust or TXI (which consent shall not be unreasonably withheld or delayed), but if settled with the written consent of the Trust or TXI , or if there is a final judgment with respect thereto, the Trust and TXI agree to indemnify and hold harmless each Underwriter indemnified party from and against any loss or liability by reason of such settlement or judgment.

                 (c) Each Underwriter severally agrees to indemnify, defend and hold harmless the Trust and TXI, their respective directors and trustees, their officers who sign the Registration Statement, and any person that controls the Trust and TXI within the meaning of
         Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "TXI indemnified parties") to the same extent as the foregoing indemnity from the Trust and TXI to the Underwriter indemnified parties, but only with respect to information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Trust and TXI expressly for use with respect to such Underwriter in the Registration Statement, any Preliminary Prospectus or the Prospectus. In case any action shall be brought against any TXI indemnified party based on the Registration Statement, any Preliminary Prospectus or the Prospectus and in respect of which indemnity may be sought against any Underwriter pursuant to this
         Section 8(c), such Underwriter shall have the rights and duties given to the Trust and TXI by Section 8(b) (except that if the Trust and TXI shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, provided that the fees and expenses of such separate counsel shall be at the expense of such Underwriter, except as provided in Section 8(b)), and the TXI indemnified parties shall have the rights and duties given to the Underwriter indemnified parties by Section 8(b).

                 (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless any Underwriter indemnified party or any TXI indemnified party, then the party required to indemnify such indemnified party under this Section 8, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and TXI on the one hand and the Underwriters on the other hand from the offering of the Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and TXI on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Trust and TXI on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Trust bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Trust and TXI on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust or TXI or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, judgments, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

                 The Trust and TXI and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation (even if the Underwriters were treated as one entity for such purpose) that does not take account of the equitable considerations referred to in this Section 8(d). Notwithstanding the provisions of this Section 8(d), no Underwriter indemnified party shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by such Underwriter indemnified party and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter indemnified party otherwise has been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and are not joint.

                 The statements under the caption "Underwriting" and the legend on page two in the Prospectus (to the extent such statements relate to an Underwriter) constitute the only information furnished to the Trust and TXI in writing by such Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus.

                 (e) The indemnity and contribution agreements contained in this Section 8 and the representations, warranties and covenants of the Trust and TXI contained in this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter indemnified party or by or on behalf of any TXI indemnified party, and shall survive any termination of this Agreement or the issuance and delivery of the Securities. Subject to the provisions of Section 8(b) and Section 8(c), the Trust and TXI and each Underwriter agree promptly to notify the other of the commencement of any litigation or proceeding against it in connection with the issuance and sale of the Securities or in connection with the Registration Statement or the Prospectus.

                 9. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to SBC Warburg Dillon Read Inc., 535 Madison Avenue, New York, New York 10022, Attention: Syndicate Department; and if to TXI , shall be sufficient in all respects if delivered or sent to TXI at the offices of TXI at 1341 West Mockingbird Lane, Dallas, Texas 75247-6700,
Attention: Robert C. Moore; and if to the Trust, shall be sufficient in all respects if delivered or sent to TXI Capital Trust I, c/o Texas Industries, Inc., 1341 West Mockingbird Lane, Dallas, Texas 75247-6700, Attention:
Administrative Trustees.

                 10. Construction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE SECTION HEADINGS IN THIS AGREEMENT HAVE BEEN INSERTED AS A MATTER OF CONVENIENCE OF REFERENCE AND ARE NOT A PART OF THIS AGREEMENT.

                 11. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Trust, TXI, the Underwriter indemnified parties and the TXI indemnified parties, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

                 12. Counterparts. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.

                 If the foregoing correctly sets forth the understanding among the Trust, TXI and the Underwriters, please so indicate in the space provided below for such purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Trust, TXI and the Underwriters, severally.

                                        Very truly yours,

                                        TEXAS INDUSTRIES, INC.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        TXI CAPITAL TRUST I

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        TXI CAPITAL TRUST I

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        TXI CAPITAL TRUST I

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


Accepted and agreed to as of
the date first above written,
on behalf of themselves,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Morgan Stanley & Co. Incorporated
and the other several
Underwriters named in
Schedule A

SBC WARBURG DILLON READ INC., as
Managing Underwriter

By:
   -------------------------------------
   Name:
   Title:

                                   SCHEDULE A

                                                            Number of
Underwriter                                                 Firm Securities
-----------                                                 ---------------

Dillon, Read & Co. Inc . . . . . . . . . . .

Merrill Lynch, Pierce, Fenner & Smith Incorporated. . .

Morgan Stanley & Co. Incorporated


                                                             ___________

     Total
                                                             ============

                                   SCHEDULE B

               SHAREHOLDERS WHO HAVE EXECUTED LOCK-UP AGREEMENTS